Execution Version
FIFTH AMENDMENT TO TERM LOAN AGREEMENT
THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”), dated as of November 30, 2024, is entered into among P3 HEALTH GROUP, LLC, a Delaware limited liability company (“Borrower”) (formerly known as FAC MERGER SUB LLC, successor by merger to P3 HEALTH GROUP HOLDINGS, LLC), the Subsidiary Guarantors party hereto, the Lenders party hereto and CRG SERVICING LLC, as administrative agent and collateral agent (the “Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent have entered into that certain Term Loan Agreement, dated as of November 19, 2020 (as amended, restated, supplemented or modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Obligors have requested that the Lenders and the Agent amend the Term Loan Agreement to provide for certain modifications of the terms thereof; and

WHEREAS, the Lenders and the Agent are willing to amend the Term Loan Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Term Loan Agreement.

(a)Section 1.01 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Florida Business” means the “Purchased Assets” as defined in the Florida Business Acquisition Agreement as in effect on the Fifth Amendment Effective Date.

“Florida Business Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of the Fifth Amendment Effective Date, by and among the P3 Health Partners-Florida, LLC, a Delaware limited liability company (the “Seller”), P3 Health Group LLC, a Delaware limited liability company, P3 Health Partners, Inc., a Nevada corporation, Florida Elite Management, LLC, a Delaware limited liability company, and Hernando Pasco Primary Care, LLC, a Florida limited liability company.

“Fifth Amendment Effective Date” means November 30, 2024.

“Permitted Florida Disposition” means the consummation of the sale, lease, license, transfer, or other disposition of the Florida Business to Florida Elite Management, LLC, a Delaware limited liability company and Hernando Pasco Primary Care, LLC, a Florida limited liability company, as of the Fifth Amendment Effective Date (whether in one transaction or series of transactions) occurring on the terms and
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conditions set forth in the Florida Business Acquisition Agreement as in effect on the Fifth Amendment Effective Date; provided, that, (a) the aggregate net book value of all of the Property sold, leased, licensed, transferred or otherwise disposed of by the Seller in such sale, lease, license, transfer, or other disposition, shall not exceed fifteen million Dollars ($15,000,000) in the aggregate (subject to any post-closing net working capital adjustment made in accordance with the Florida Business Acquisition Agreement as in effect on the Fifth Amendment Effective Date), (b) one hundred percent (100.00%) of the consideration paid to the Seller in connection with such sale, lease, license, transfer, or other disposition shall be cash proceeds paid contemporaneously with, or in advance of, the consummation of such transaction (subject to any post-closing net working capital adjustment made in accordance with the Florida Business Acquisition Agreement as in effect on the Fifth Amendment Effective Date) and (c) Borrower shall have delivered a certificate, dated as of the Fifth Amendment Effective Date and signed by a Responsible Officer of Borrower, in form and substance reasonably satisfactory to the Agent, (i) certifying (A) the consummation of such sale, lease, license, transfer, or other disposition by the Seller as of the Fifth Amendment Effective Date and (B) satisfaction of the conditions set forth in clauses (a) and (b) above and (ii) attaching the true, correct and complete executed copies of the material definitive documentation governing such the sale, lease, license, transfer, or other disposition.

(b)The definition of “PIK Period” in Section 1.01 of the Term Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“PIK Period” means the period beginning on the Closing Date through and including the earlier to occur of (a) the sixteenth (16th) Payment Date and (b) at the election of the Majority Lenders, the date on which any Default shall have occurred (provided, that, if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default (subject to the election of the Majority Lenders) and the sixteenth (16th) Payment Date.

(c)Section 3.03(b)(i) of the Term Loan Agreement is hereby amended by deleting the text “(i) or (j)” and replacing such deleted text with the text “(i), (j) or (k)”.

(d)Section 9.01(t) of the Term Loan Agreement is hereby amended by deleting the text “; and” at the end thereof and replacing such deleted text with the text “;”.

(e)Section 9.01(u) of the Term Loan Agreement is hereby amended by deleting the text “.” at the end thereof and replacing such deleted text with the text “; and”.

(f)Section 9.01 of the Term Loan Agreement is hereby amended by inserting the following text in its entirety as Section 9.01(v) in the appropriate alphabetical order:

(v)    Indebtedness in respect of any obligation to make any payment pursuant to Section 1.5 of the Florida Business Acquisition Agreement.

(g)Section 9.03(e) of the Term Loan Agreement is hereby amended by deleting the text “; and” at the end thereof and replacing such deleted text with the text “;”.

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(h)Section 9.03(f) of the Term Loan Agreement is hereby amended by deleting the text “.” at the end thereof and replacing such deleted text with the text “; and”.

(i)Section 9.03 of the Term Loan Agreement is hereby amended by inserting the following text in its entirety as Section 9.03(g) in the appropriate alphabetical order:

(g)    the dissolution of P3 Health Partners-Florida, LLC solely in connection with the Permitted Florida Disposition; provided, that, any and all residual property of P3 Health Partners-Florida, LLC after giving effect to the Permitted Florida Disposition shall have been transferred to other Obligors prior to such dissolution.

(j)Section 9.09(j) of the Term Loan Agreement is hereby amended by deleting the text “; and” at the end thereof and replacing such deleted text with the text “;”.

(k)Section 9.09(k) of the Term Loan Agreement is hereby amended by (i) renumbering such Section as Section 9.09(l) and (ii) deleting each instance of the text “this clause (k)” therein and replacing each such deleted text with the text “this clause (l)”.

(l)Section 9.09 of the Term Loan Agreement is hereby amended by inserting the following text in its entirety as new Section 9.09(k) in the appropriate alphabetical order:

(k)     the Permitted Florida Disposition; and

(m)Section 9.10(i) of the Term Loan Agreement is hereby amended by deleting the text “; and” at the end thereof and replacing such deleted text with the text “;”.

(n)Section 9.10(j) of the Term Loan Agreement is hereby amended by deleting the text “.” at the end thereof and replacing such deleted text with the text “; and”.

(o)Section 9.10 of the Term Loan Agreement is hereby amended by inserting the following text in its entirety as Section 9.10(k) in the appropriate alphabetical order:

(k)    the Permitted Florida Disposition and the transactions contemplated by the Florida Business Acquisition Agreement (including any transition services agreement entered into in connection therewith).

(p)Section 9.12 of the Term Loan Agreement is hereby amended by (i) deleting the text “or (d)” and replacing such deleted text with the text “, (d)” and (ii) inserting the text “, or (e) enter into any amendment or modification of the Florida Business Acquisition Agreement in a manner adverse to the Secured Parties” immediately following the text “the VBC 2 Subordination Agreement”.

2.Partial Release of Collateral. Effective as of the Fifth Amendment Effective Date, and without any requirement of payment of any sum to the Agent in connection with this Agreement or the Permitted Florida Disposition, the Agent hereby (a) automatically, unconditionally and irrevocably releases from, and discharges and extinguishes, the security interest and lien granted to the Agent pursuant to the Loan Documents in all rights, title and interests of the Seller in, to and under the Florida Business, and all proceeds derived from the Permitted Florida Disposition consisting of the purchase price

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therefor (collectively, the “Released Collateral”), and (b) acknowledges and agrees that (i) the Agent terminates any other right, title or interest of the Agent in or to the Released Collateral and (ii) the Released Collateral shall no longer constitute Collateral subject to the terms of the Loan Documents. The Agent agrees, at the sole cost and expense of the Obligors, to execute such other documents or instruments, and take such further action and make such further filings, as the Obligors may reasonably request in furtherance of the foregoing. Except as otherwise set forth in the immediately preceding sentences with respect to the Released Collateral, the Agent expressly reserves all other rights under the Loan Documents, including, without limitation, the security interest and lien in, to and under the other Collateral granted to the Agent pursuant to the Loan Documents.

3.Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:
(a)    receipt by the Agent of (i) counterparts of this Agreement duly executed by the Obligors, the Majority Lenders and the Agent and (ii) a certificate of a Responsible Officer of Borrower satisfying the requirements of clause (c) of the proviso to the definition of “Permitted Florida Disposition” in Section 1.01 of the Term Loan Agreement (as amended by this Agreement), in form and substance reasonably satisfactory to the Agent; and
(b)    the representation and warranty in Section 7(c) of this Agreement shall be true and correct on the date hereof.
4.Expenses. The Obligors agree to reimburse the Agent for all reasonable fees, charges and disbursements of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.
5.Reaffirmation. Each of the Obligors acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans. Furthermore, the Obligors acknowledge and confirm (i) that the Lenders have performed fully all of their obligations under the Term Loan Agreement and the other Loan Documents arising on or before the date hereof other than their respective obligations specifically set forth in this Agreement and (ii) that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Term Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the Obligations of the Obligors thereunder.
6.Release. As a material part of the consideration for the Agent and the Lenders entering into this Agreement, the Obligors agree as follows (this Section 6, the “Release Provision”):
(a)By their respective signatures below, the Obligors hereby agree that the Agent, the Lenders, each of their respective Affiliates and the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Documents on or prior to the date hereof (collectively, the “Released

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Claims”). Notwithstanding the foregoing, Released Claims shall not include any claim found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Lender Group’s gross negligence or willful misconduct.

(b)Each Obligor hereby acknowledges, represents and warrants to the Lender Group that:

(i)it has read and understands the effect of the Release Provision;

(ii)it has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision and, if counsel was retained, counsel for such Obligor has read and considered the Release Provision and advised such Obligor with respect to the same;

(iii)before execution of this Agreement, such Obligor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision;

(iv)no Obligor is acting in reliance on any representation, understanding, or agreement not expressly set forth herein;

(v)that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein;

(vi)it has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person; and

(vii)the Obligors are the sole owners of the claims released by the Release Provision, and no Obligor has heretofore conveyed or assigned any interest in any such claim to any other Person.

(c)Each Obligor understands that the Release Provision was a material consideration in the agreement of the Agent and the Lenders to enter into this Agreement.  The Release Provision shall be in addition to any rights, privileges and immunities granted to the Agent and the Lenders under the Loan Documents.

7.Miscellaneous.
(a)    The Term Loan Agreement and the Obligations of the Obligors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended by this Agreement. This Agreement is a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its Obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its Obligations under the Term Loan Agreement or the other Loan Documents.

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(c)    The Obligors represent and warrant to the Agent and the Lenders that:

(i)    each Obligor has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity;

(iii)    no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement other than (A) those that have already been obtained and are in full force and effect and (B) those that may be required under any applicable notices under securities laws; and

(iv)    (A) the representations and warranties of each Obligor contained in Section 7 of the Term Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (d)    Each of the Obligors hereby affirms the Liens created and granted in the Loan Documents in favor of the Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    P3 HEALTH GROUP, LLC
    By: ____________________________________
    Name:
    Title:

SUBSIDIARY GUARANTORS:

P3 HEALTH PARTNERS, LLC By: ____________________________________ Name: Title:	P3 HEALTH GROUP MANAGEMENT, LLC By: ____________________________________ Name: Title:
P3 HEALTH GROUP CONSULTING, LLC By: ____________________________________ Name: Title:	P3 HEALTH PARTNERS-NEVADA, LLC By: ____________________________________ Name: Title:
P3 HEALTH PARTNERS-OREGON, LLC By: ____________________________________ Name: Title:	P3 HEALTH PARTNERS-FLORIDA, LLC By: ____________________________________ Name: Title:
P3 HEALTH PARTNERS ACO, LLC By: ____________________________________ Name: Title:	P3 HEALTH PARTNERS-CALIFORNIA, LLC By: ____________________________________ Name: Title:
P3 HEALTH GROUP, LLC
FIFTH AMENDMENT
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AGENT:     CRG SERVICING LLC

By:
Name:    Nathan Hukill
    Title:    Authorized Signatory
LENDERS:    CRG PARTNERS IV L.P.
            By: CRG PARTNERS IV GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By:
    Name:    Nathan Hukill
        Title:    Authorized Signatory
CRG PARTNERS IV – PARALLEL FUND “C” (CAYMAN) L.P.
    By: CR GROUP L.P.., its investment advisor

By:
    Name:    Nathan Hukill
        Title:    Authorized Signatory
CRG PARTNERS IV – CAYMAN LEVERED L.P.
By: CRG PARTNERS IV (CAYMAN) GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By:
    Name:    Nathan Hukill
        Title:    Authorized Signatory

P3 HEALTH GROUP, LLC
FIFTH AMENDMENT
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